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                                                                   EXHIBIT 10.11


                INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS

         THIS INDEMNITY AGREEMENT (this "Agreement"), is made as of this _____ day of February, 1998, by SPALDING & EVENFLO COMPANIES, INC. ("Borrower") for the benefit of GOVERNMENT LAND BANK d/b/a Massachusetts Development Finance Agency ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower is the owner of certain real property located on Meadow Street, Chicopee, Hampden County Massachusetts, as shown on a survey entitled "Plan of Land in the City of Chicopee, Massachusetts , Hampden County - Prepared for Spalding & Evenflo Companies, Inc." by Durkee, White, Towne & Chapdelaine, dated January 19, 1998, more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Land"), (the Land, together with all improvements now or hereafter located in, on or under the Land, collectively, the "Property");

         WHEREAS, Lender has made and Borrower has accepted a loan in the amount of $6,500,000.00 (the "Loan"), which Loan is evidenced by that certain Note of even date from Borrower to Lender in the face amount of $6,500,000.00 (the "Note") and secured by, among other things, that certain Ground Lease of even date from Borrower to Lender conveying a leasehold interest in a portion of the Property and to be recorded in the public records of the aforesaid county (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Ground Lease");

         WHEREAS, as a condition to making the Loan, Lender requires Borrower to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein;

         WHEREAS, to induce Lender to make the Loan to Borrower, Borrower has agreed to provide this Agreement for Lender's benefit.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby ac knowledged, Lender, by its acceptance of delivery hereof, and Borrower hereby agrees as follows:

         1. Definitions. The following definitions shall apply for purposes of this Agreement:

                  (a) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C. ss.9601 et seq.); (ii)
         the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss.6901 et seq.); (iii) the Toxic Substances Control Act (15 U.S.C. ss.2601 et seq.); (iv) the Clean Water Act (33 U.S.C. ss.1251 et seq.); (v) the Clean Air Act (42 U.S.C. ss.7401 et seq.); (vi) the Safe Drinking Water Act (21 U.S.C. ss.349; 42 U.S.C. ss.201 and ss.300f et seq.); (vii) the National Environmental Policy Act of 1969 (42 U.S.C. ss.4321); (viii) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10

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         U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); (ix) the Massachusetts Oil
         and Hazardous Material Release Prevention and Response Act, M.G.L. c. 21E; and (x) the Massachusetts Hazardous Waste Management Act, M.G.L.
         c. 21C.

                  (b) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

                  (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and Reauthorization Act, each as amended, and regulations promulgated thereunder;

                  (ii) "hazardous waste" as defined in the Resource Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

                  (iii) "hazardous materials" as defined in the Hazardous Materials Transportation Act, as amended, and regulations promulgated thereunder;

                  (iv) "chemical substance or mixture" as defined in the Toxic Substances Control Act, as amended, and regulations promulgated thereunder;

                  (v) "hazardous material" and "oil" as defined in the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, and regulations promulgated thereunder; and

                  (vi) "hazardous waste" as defined in the Massachusetts Hazardous Waste Management Act, as amended, and regulations promulgated thereunder.

                  (c) "Indemnified Parties" shall mean Lender and affiliates, each of their respective directors, officers, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

                  (d) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

                  (e) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

         2. Indemnity Agreement. Borrower covenants and agrees, at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lender) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of

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Borrower; (B) the violation of any Environmental Laws relating to or affecting the Property or the Borrower, whether or not caused by or within the control of Borrower; (C) the failure of Borrower to comply fully with the terms and conditions of this Agreement; (D) the violation of any Environmental Laws in connection with other real property of Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify and hold Lender harmless from claims, liabilities or losses arising solely out of the gross negligence or wilful misconduct of Lender. Lender's and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights of Lender under the Ground Lease, the Note, and under any other documents or instruments evidencing, securing or relating to the Loan (the Ground Lease, the Note and such other documents or instruments, as amended or modified from time to time, being herein referred to as the "Loan Documents"), and payments by Borrower under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents.

         3.       Survival.

                  (a) The indemnity set forth above in Paragraph 2 shall survive the repayment of the Loan and any exercise by Lender of any remedies under the Ground Lease, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Borrower to Lender in lieu of foreclosure or any deed under a power of sale.

                  (b) It is agreed and intended by Borrower and Lender that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by Lender to its successors and assigns and to any subsequent purchaser of all or any portion of the Property by, through or under Lender, without notice to Borrower and without any further consent of Borrower. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower in order to maximize the extent and effect of the indemnity given hereby.

         4. No Waiver. The liabilities of Borrower under this Agreement shall in no way be limited or impaired by, and Borrower hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Lender by Borrower or any person who succeeds Borrower as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or exercise of other remedies available under the Note or the Ground Lease or any sale or transfer of all or part of Lender's interest in the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Lender's recourse to property encumbered by the Ground Lease or to any other security, or limiting Lender's rights to a deficiency judgment against Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Borrower under any of the Loan Documents; (v) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Lender's voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; or (vii) Lender's failure to record the Ground Lease or file any UCC-1 financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Borrower and with or without consideration.

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         5. Waiver by Borrower . Borrower waives any right or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Borrower or to proceed against Borrower in any particular order; Borrower agrees that any payments required to be made hereunder shall become due on demand; Borrower expressly waives and relinquish all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

         6. Delay. No delay on Lender's part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any privilege, power or right hereunder.

         7. Releases. Any one or more of Borrower or any other party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

         9. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this paragraph 9 referred to as "Notice") must be in writing and shall be deemed to have been sufficiently given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

             If to Lender:

                   Government Land Bank
                   75 Federal Street
                   Boston, MA 02110

             with a copy to:
                   Joel J. Feinberg
                   Bartlett, Hackett, Feinberg, Gentilli, Liston, Brown &
                     Phalen, P.C.
                   10 High Street, Suite 920
                   Boston, MA 02110

             If to Borrower:

                   Spalding & Evenflo Companies, Inc.
                   601 S. Harbor Blvd., Suite 200
                   Tampa, FL 33630
                   Attn: Chief Financial Officer

             With a copy to the attention of its general counsel at the same address.

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) business days following such deposit and the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of

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changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days' prior Notice thereof, Lender and Borrower shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within The United State of America.

         10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         11. Binding Effect. Except as herein provided, this Agreement shall be binding upon Borrower and successors and assigns, and shall inure to the benefit of Lender, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower , without the prior written consent of Lender in each instance, may not (except as otherwise specifically provided for in the Loan Documents)assign, transfer or set over to another, in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

         12. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, OR (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS. BORROWER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN PARAGRAPH 9 ABOVE, AND SERVICE TO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST BORROWER PERSONALLY, AND AGAINST ANY PROPERTY OF BORROWER, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF BORROWER AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY BORROWER TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.


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         IN WITNESS WHEREOF, Borrower have caused this Agreement to be executed under seal as of the day and year first written above.

                                             BORROWER:
                                             SPALDING & EVENFLO COMPANIES, INC.

                                             By:
                                                -------------------------------
                                             Title:





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